Allstate Life Insurance Company

Allstate Financial Advisors Separate Account I

Supplement, dated November 2, 2006,

to

The Scudder Horizon Advantage Variable Annuity Prospectus

This supplement amends certain disclosures contained in the above-referenced prospectus for certain variable annuity contracts issued by Allstate Life Insurance Company.

DWS Variable Series I: Money Market VIP reorganization

Allstate Life Insurance Company has received notice that the shareholders of the DWS Variable Series I: Money Market VIP approved the reorganization of the DWS Variable Series I: Money Market VIP Portfolio into the DWS Variable Series II: DWS Money Market VIP Portfolio.

On or around November 3, 2006 (“Conversion Date”), the DWS Variable Series II: DWS Money Market VIP Sub-account will be added as an investment alternative. This Portfolio’s investment advisor is Deutsche Investment Management Americas Inc. and its investment objective is to maintain the stability of capital.

On the Conversion Date, the DWS Variable Series I: Money Market VIP Portfolio will be merged into the DWS Variable Series II: DWS Money Market VIP Portfolio. To reflect the change in the underlying Portfolio, we will transfer any Contract Value you have in the DWS Variable Series I: Money Market VIP Sub-account into the DWS Variable Series II: DWS Money Market VIP Sub-account. Contract owners will receive a confirmation of the transaction reflecting this change.

If you currently have allocations made to the DWS Variable Series I: Money Market VIP Sub-account through automatic additions, automatic portfolio rebalancing or dollar cost averaging programs, any future allocations will be made to the DWS Variable Series II: DWS Money Market VIP Sub-account as of the Conversion Date.

If you would like information on how to transfer to another investment alternative, or how to make a change to your current allocations, please contact your financial representative or call our Customer Service Center at 1-800-242-4402.

For future reference, please keep this supplement together with your prospectus.